Finance Lease (GGLG PROPERTIES PTY. LTD)	6 Months Ended
Dec. 31, 2020
GGLG PROPERTIES PTY. LTD. [Member]
Finance Lease

NOTE 9 – FINANCE LEASE

The Company purchased motor vehicle under finance lease agreements with the effective interest rate 5.03% of per annum, with principal and interest payable monthly. The obligations under the finance lease are as follows:

	As of
	December 31, 2020	June 30, 2020

Finance lease	$36,000	$-
Less: interest expense	(3,228)	-
Net present value of finance lease	32,772	-

Current portion	8,076	-
Non-current portion	24,696	-
Total	$32,772	$-

As of December 31, 2020 and June 30, 2020, the maturities of the finance lease obligations are as follows:

	As of	As of
Years ending June 30:	December 31, 2020	June 30, 2020
2021	$8,076	$-
2022	8,492	-
2023 and after	16,204	-
Total	$32,772	$-